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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

     The original 8-K has been amended by this 8-K/A to replace a mistakenly filed Pooling and Servicing Agreement.

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 25, 2002

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of January 1, 2002, providing for the issuance of
            Asset Backed Pass-Through Certificates, Series 2002-WMC1)


                 Salomon Brothers Mortgage Securities VII, Inc.
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             (Exact name of registrant as specified in its charter)
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           Delaware                 333-63752                13-3439681
           --------                 ---------                ----------
(State or Other Jurisdiction      (Commission            (I.R.S. Employer
of Incorporation)                 File Number)           Identification Number)

390 Greenwich Street
New York, New York                                            10013
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (212) 816-6000
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

         Exhibit No.                                 Description
         -----------                                 -----------

             4.1 Pooling and Servicing Agreement, dated as of January 1, 2002, by and among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Litton Loan Servicing LP as
                                            Servicer, U.S. Bank National
                                            Association as Trustee and Citibank,
                                            N.A. as Trust Administrator,
                                            relating to the Series 2002-WMC1
                                            Certificates.

                                   SIGNATURES


                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 25, 2002

                                         SALOMON BROTHERS MORTGAGE
                                         SECURITIES VII, INC.


                                         By:      /s/ Matthew R. Bollo
                                            ----------------------------------
                                         Name:        Matthew R. Bollo
                                         Title:       Assistant Vice President




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
                                                 Index to Exhibits
                                                 -----------------


                                                                                                  Sequentially
    Exhibit No.                                  Description                                     Numbered Page
    -----------                                  ------------                                    -------------
        4.1           Pooling and Servicing Agreement, dated as of January                              7
                      1, 2002, by and among Salomon Brothers Mortgage
                      Securities VII, Inc. as Depositor, Litton Loan Servicing
                      LP as Servicer, U.S. Bank National Association as
                      Trustee and Citibank, N.A. as Trust Administrator,
                      relating to the Series 2002-WMC1 Certificates.

                                   Exhibit 4.1